UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2019

FFBW, INC.

(Exact Name of Registrant as Specified in Charter)

Federal	001-38239	82-3027075
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

1360 South Moorland Road, Brookfield, Wisconsin		53005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:          (262) 542-4448

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FFBW	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On November 12, 2019, FFBW, Inc., a federal corporation, FFBW, Inc., a Maryland corporation (“New FFBW”), FFBW, MHC (the “MHC”), and First Federal Bank of Wisconsin (the “Bank”) entered into an Agency Agreement with Janney Montgomery Scott LLC (“Janney”). Janney will assist in the marketing of New FFBW’s common stock during New FFBW’s stock offering in connection with the MHC’s pending conversion from a mutual holding company to a stock holding company.

For its services in the subscription and community offering, Janney will receive a management fee of $25,000 and a success fee of $360,000 upon closing of the offering. The management fee will be credited against the success fee. In addition, Janney will receive a fee of $50,000 for conversion agent and data processing records management agent services, as well as a reimbursement for out-of-pocket expenses and legal expenses related to its marketing services and its conversion agent and data processing records management agent services. If New FFBW conducts a syndicated community offering, New FFBW will pay a transaction fee not to exceed 6.0% of the aggregate purchase price of all shares of common stock sold in the syndicated community offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-233740), filed by New FFBW under the Securities Act of 1933, as amended, and a related prospectus dated November 12, 2019.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 8.01.	Other Events.

On November 12, 2019, the MHC received all requisite regulatory approvals to proceed with the MHC’s conversion from a mutual holding company to a stock holding company pursuant to the previously reported Plan of Conversion and Reorganization. In addition, on November 12, 2019, the Registration Statement on Form S-1, as amended, filed by New FFBW, the proposed stock holding company for the Bank, was declared effective by the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Agency Agreement dated November 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FFBW, INC.

DATE: November 13, 2019	By: /s/ Edward H. Schaefer
Edward H. Schaefer
President and Chief Executive Officer